                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2003

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                333-63474           65-110840
(State or other jurisdiction            (Commission         (IRS Employer
of incorporation or organization)       File Number)        Identification No.)

                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 672-9190

          (Former name or former address, if changed since last report)

Item 5   Other Events and Required FD Disclosure


         On June 30, 2003, Callisto Pharmaceuticals, Inc. announced the appointment of new members of the Board of Directors and certain management changes in connection with the merger agreement with Synergy Pharmaceuticals Inc.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

Exhibit No.          Description
-----------          -----------

99.1 Press Release of Callisto Pharmaceuticals, Inc. announcing appointment of new members of the Board of Directors and certain management changes in connection with the merger agreement with Synergy Pharmaceuticals Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:   July 1, 2003


                                            CALLISTO PHARMACEUTICALS, INC.



                                            By: /s/ Gary S. Jacob
                                                ------------------------
                                                Gary S. Jacob, Ph.D.
                                                Chief Executive Officer






                                       3